Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of UMB Financial Corporation (the Company) on Form 10-Q as of, and for the period ended, June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael D. Hagedorn, Vice Chairman and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 2, 2016

/s/ Michael D. Hagedorn
Michael D. Hagedorn
Vice Chairman and
Chief Financial Officer